Exhibit 32.1

UNITED INSURANCE HOLDINGS CORP.

CERTIFICATION PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT

In connection with the Quarterly Report on Form 10-Q of United Insurance Holdings Corp. for the quarter ended September 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), I, Donald J. Cronin, the Chief Executive Officer (Principal Executive Officer and Principal Financial Officer) of United Insurance Holdings Corp. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of United Insurance Holdings Corp.

By:	/s/ Donald J Cronin
Donald J. Cronin, President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)		November 12, 2009

42